UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2026

Starz Entertainment Corp.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Howe Street, 20th Floor
Vancouver, British Columbia V6C 3R8
1647 Stewart Street
Santa Monica, California 90404
(Address of principal executive offices) (Zip Code)
(604) 687-4460
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Shares, no par value per share	STRZ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

On March 10, 2026, the Board of Directors of Starz Entertainment Corp., a company organized under the laws of the Province of British Columbia, Canada (hereinafter, the “Company”), declared a dividend of one right (a “Right”) for each outstanding common share, no par value (“Common Share”), of the Company held of record at 5:00 p.m. Pacific Time on March 20, 2026 (the “Record Time”), and for each Common Share issued thereafter, including pursuant to options and convertible securities outstanding at the Record Time, the Right shall accompany and be delivered with such Common Shares issued. The Rights will be payable on the later of the Record Time and the certification by the Nasdaq Stock Market to the U.S. Securities and Exchange Commission that the Rights have been approved for listing and registration. The Rights will be issued pursuant to a Shareholder Protection Rights Agreement, dated as of March 10, 2026 (the “Rights Agreement”), between the Company and Computershare Investor Services Inc., as Rights Agent (the “Rights Agent”). Each Right entitles its registered holder to purchase from the Company, at or after the Separation Time and prior to the Expiration Time, one Common Share for $93.00 (the “Exercise Price”), subject to adjustment.

The Rights will be evidenced by the Common Share certificates (or, in the case of uncertificated Common Shares, by the confirmation of registration of the associated Common Shares on the Company’s central securities register) until the next business day following the earlier of (either, the “Separation Time”) (i) the tenth business day (or such later date as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Separation Time that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person becoming an Acquiring Person, as defined below, and (ii) the Flip-in Date (as defined below); provided that if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time shall be the Record Time and provided further, that if any tender or exchange offer referred to in clause (i) is cancelled, terminated or otherwise withdrawn prior to the Separation Time without the purchase of any Common Shares pursuant thereto, such offer shall be deemed never to have been made. A Flip-in Date will occur on any Share Acquisition Date (as defined below) or such later date and time as the Board of Director of the Company may, from time to time, fix by resolution adopted prior to the Flip-in Date that would otherwise have occurred. A Share Acquisition Date means the first date on which the Company announces that a Person has become an Acquiring Person, which announcement makes express reference to such status as an Acquiring Person. An Acquiring Person is any Person having Beneficial Ownership (as defined in the Rights Agreement) of 17.5% or more of the outstanding Common Shares, which term shall not include (i) the Company, any subsidiary of the Company or any employee share ownership or other employee benefit plan of the Company or subsidiary of the Company, (ii) any Person who is the Beneficial Owner of 17.5% or more of the outstanding Common Shares at the time of the first public announcement of the Rights Agreement until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a share dividend, share split or reclassification) of any additional Common Shares, (iii) any Person who becomes the Beneficial Owner of 17.5% or more of the outstanding

Common Shares after the time of the first public announcement of the Rights Agreement solely as a result of (A) an acquisition by the Company of Common Shares until such time thereafter as such Person becomes the Beneficial Owner (other than by means of a share dividend, share split or reclassification) of any additional Common Shares or (B) the occurrence of a Flip-in Date which has not resulted from the acquisition of Beneficial Ownership of Common Shares by such Person or any of such Person’s Affiliates or Associates (as such terms are defined in the Rights Agreement), (iv) any Person who becomes the Beneficial Owner of 17.5% or more of the outstanding Common Shares without any plan or intention to seek or affect control of the Company, if such Person promptly divests, or promptly enters into an agreement with, and satisfactory to, the Board of Directors, in the Board of Directors’ sole discretion, to divest, and subsequently divests in accordance with the terms of such agreement (without exercising or retaining any power, including voting power, with respect to such shares), sufficient Common Shares (or securities convertible into, exchangeable into or exercisable for Common Shares) such that such Person ceases to be the Beneficial Owner of 17.5% or more of the outstanding Common Shares or (iv) any Person who Beneficially Owns Common Shares consisting solely of one or more of (A) Common Shares acquired pursuant to the grant or exercise of an option granted to such Person (an “Option Holder”) by the Company in connection with an agreement to merge with, or acquire, the Company entered into prior to a Flip-in Date, (B) Common Shares (or securities convertible into, exchangeable into or exercisable for Common Shares) Beneficially Owned by such Option Holder or its Affiliates or Associates at the time of grant of such option and (C) Common Shares (or securities convertible into, exchangeable into or exercisable for Common Shares) acquired by Affiliates or Associates of such Option Holder after the time of such grant. Beneficial Ownership includes, solely for purposes of determining whether any Person is an Acquiring Person, constructive ownership of shares in respect of which a Person has a Synthetic Long Position (as defined in the Rights Agreement). The Rights Agreement provides that, until the Separation Time, the Rights will be transferred with and only with the Common Shares. Common Share certificates issued after the Record Time but prior to the Separation Time (or the registration of Common Shares in the Company’s central securities register with respect to uncertificated shares) shall evidence one Right for each Common Share represented thereby and such Certificates (or confirmation of registration with respect to uncertificated shares) shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Notwithstanding the absence of the aforementioned legend, certificates evidencing Common Shares outstanding at the Record Time (or registration) shall also evidence one Right for each Common Share evidenced thereby. Promptly following the Separation Time, separate certificates evidencing the Rights (“Rights Certificates”) will be delivered to holders of record of Common Shares at the Separation Time.

The Rights will not be exercisable until the Separation Time. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the date on which the Rights are redeemed (as described below), (iii) 5:00 p.m. Pacific Time on March 10, 2027, unless the Rights Agreement is ratified by shareholders of the Company in which event they will expire on March 10, 2029, and (iv) immediately prior to the effective time of a consolidation, merger or statutory share exchange that does not constitute a Flip-over Transaction or Event (as defined below).

The Exercise Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution in the event of a Common Share dividend on, or a subdivision or a combination into a smaller number of Common Shares, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for Common Shares.
In the event that prior to the Expiration Time a Flip-in Date occurs, the Company shall take such action as shall be necessary to ensure and provide that each Right (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights shall become void) shall constitute the right to purchase from the Company, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of Common Shares of the Company having an aggregate Market Price (as defined in the Rights Agreement), on the Share Acquisition Date that gave rise to the Flip-in Date, equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price. In addition, the Board of Directors of the Company may, at its option, at any time after a Flip-in Date and prior to the time that an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding Common Shares, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any Affiliate or Associate thereof, which Rights become void) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date of the Separation Time (the “Exchange Ratio”). Immediately upon such action by the Board of Directors (the “Exchange Time”), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of Common Shares equal to the Exchange Ratio.

In the event that prior to the Expiration Time the Company enters into an agreement with respect to, consummates or permits to occur a transaction or series of transactions after a Flip-in Date in which, directly or indirectly, (i) the Company shall consolidate or merge or participate in a statutory share exchange with any other Person if, immediately prior to the consolidation, merger or share exchange or at the time the Company enters into an agreement with respect to such consolidation, merger or statutory share exchange, the Acquiring Person controls the Board of Directors of the Company or is the Beneficial Owner of 50% or more of the outstanding Common Shares and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or statutory share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Shares or (B) the Person with whom such transaction or series of transactions occurs is the Acquiring Person or its Associate or Affiliate or (ii) the Company shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of the Company and its subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time the Company (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring Person controls the Board of Directors of the Company (any such transaction or event described in clause (i) or (ii) of this sentence, a “Flip-over Transaction or Event”), the Company shall not enter into, consummate or permit to occur such Flip-over Transaction or Event unless and until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the “Flip-over Entity”), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip-over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price, subject to adjustment, and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of the Company pursuant to the Rights Agreement. For purposes of the foregoing description, the term “Acquiring Person” shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

The Board of Directors of the Company may, at its option, at any time prior to the Flip-in Date, redeem all (but not less than all) of the then outstanding Rights at a price of $0.001 per Right (the “Redemption Price”), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash or securities for each Right so held.

The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of the Company, including, without limitation, the right to vote or to receive dividends.

The terms of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Right. After a Person becomes an Acquiring Person, the Board of Directors of the Company may not amend the Rights Agreement in a way that materially adversely affects the holders of the Rights.

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a person or group that acquires 17.5% or more of the Common Shares unless the Rights are first redeemed, or the Rights Agreement terminated, by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction that is in the best interests of the Company and its shareholders because the Rights can be redeemed, or the Rights Agreement terminated, on or prior to the Flip-in Date, before the consummation of such transaction.

On March 10, 2026, the Company issued a press release regarding the adoption of the Rights Agreement and the declaration of the dividend of the Rights. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Rights Agreement (which includes as Exhibit A the forms of Rights Certificate, Assignment, and Election to Exercise) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and such exhibit thereto.

Audrey Lee, EVP and General Counsel, is knowledgeable of the foregoing material change and may be contacted at (604) 687-4460.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

4.1
Shareholder Protection Rights Agreement, dated as of March 10, 2026, between the Company and Computershare Investor Services Inc., as Rights Agent, including as Exhibit A the forms of Rights Certificate, Assignment, and Election to Exercise.

99.1	Press release, dated March 10, 2026, issued by the Company.

104	Cover Page Interactive Data File – the cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starz Entertainment Corp.

Date:	March 10, 2026	By:	/s/ Audrey Lee
Audrey Lee
EVP and General Counsel